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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


                        Date of report : August 26, 2002
               (Date of earliest event reported): August 22, 2002


                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)




        Delaware                      333-89863*                76-0548468
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 398-9503

*The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.


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This Amendment No. 1 to the Form 8-K filed August 12, 2002, is being filed to report that the Registrant was unable to obtain the required letter from Arthur Andersen, LLP and to report the appointment of the Registrant's new independent auditors.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

  (a) Grant Geophysical, Inc. (the "Registrant") provided Arthur Andersen, LLP ("Andersen"), its former auditor with a copy of the disclosures made in the current report on Form 8-K filed August 12, 2002 and requested Andersen to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made by the Registrant in such report. Andersen advised the Registrant that, due to current conditions relating to Andersen, they were unable to provide such a letter. This letter was intended to be included as an exhibit to be filed by amendment in our current report on Form 8-K filed August 12, 2002, however, as a result of the failure to obtain such letter after reasonable efforts and in accordance with Item 304T of Regulation S-K, no such letter will be filed.

(b) On August 22, 2002, the Registrant selected Mann Frankfort Stein & Lipp CPAs, LLP ("Mann Frankfort"), as its new independent auditors. The Registrant's prior fiscal year end financial statements were audited by Andersen. The decision to retain Mann Frankfort was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on August 22, 2002.

         During the two most recent fiscal years and through the date hereof, the Registrant (or anyone on the Registrant's behalf) did not consult Mann Frankfort regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). The Registrant has previously provided Mann Frankfort with a copy of the disclosure contained in this report, has requested that it review the disclosure, and has requested that it provide the Registrant with a letter addressed to the SEC to the extent that it disagrees with any of the Registrant's statements or has any new or clarifying information to disclose. Mann Frankfort has indicated to the Registrant that it does not disagree and has no new or clarifying information to report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GRANT GEOPHYSICAL, INC.,

Date: August 26, 2002                  By:      /s/ JAMES BLACK
                                           -------------------------------------
                                                   James Black
                                             Chief Financial Officer
                                           (Principal Financial Officer)